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                                                                   Exhibit 10.52

                          ELEVENTH AMENDMENT TO LEASE

      This Amendment made as of the 7th day of February, 1997 is by and between Grove Street Associates of Jersey City Limited Partnership, a New Jersey limited partnership having an office at c/o Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 (hereinafter called "Landlord"), and Donaldson, Lufkin & Jenrette Securities Corporation, a Delaware corporation having an office at 277 Park Avenue, New York, New York 10172 (hereinafter called "Tenant").

                                   WITNESSETH

      WHEREAS, Landlord and Tenant have previously entered into a Lease as described on the attached Schedule #1 covering certain premises in the building at 1 Pershing Plaza, Jersey City, New Jersey (the "Building"); and

      WHEREAS, Tenant wishes to use a portion of the space on the top floor of the Building's parking garage for the installation of dry coolers.

      WHEREAS, Landlord and Tenant desire to amend the Lease as set forth herein.

      NOW, THEREFORE, in consideration of the foregoing, the sum of Ten Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby agree to amend and modify the Lease as follows:

1. All defined terms used in this Amendment shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2.    The recitals set forth above are incorporated herein by reference.

3. Subject to the terms of this Agreement, Landlord hereby grants Tenant the right to install dry coolers and associated screening applicable thereto (the "Installation") on the roof of the parking garage of the Building.

4.    The Installation shall:

      a) be located on the top floor of the parking garage adjacent to the Building as shown cross-hatched on Exhibit A attached hereto;

      b) be governed by the provisions of Article 13 "Tenants" Changes of the Lease without regard to the cost of the Installation except that
            Article 13.01(b) of the Lease shall be waived as it applies to the installation.

      (c) include a metal louvered screening system around the dry coolers no less than 5' 6" in height.

      (d)   provide door access to it only from the south side of same.

      (e) at Landlord's option, shall be removed by Tenant at Tenant's expense upon the Expiration Date or sooner termination of the Lease and Tenant shall fully repair any damage to the Building and parking garage resulting from such removal (this obligation shall survive the expiration or termination of the Lease).

5. Upon completion of the Installation, the number of Free Spaces as defined in Article 45.03 shall be reduced to thirty-seven (37) from fifty (50). The parties hereto acknowledge ten (10) Free Spaces have been previously deducted from the original total when Tenant elected to use same for the installation of the sixth floor cooling towers, the fifth floor sump tanks and the ground floor fuel oil storage tank. In the event the Installation is removed by Tenant prior to the Expiration Date or sooner termination of the Lease, the Free Spaces shall be increased to forty (40) from thirty-seven (37).


                                       1
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6.    Tenant represents and warrants that this Lease and the undersigned's execution of same has been duly authorized and approved by the corporation's Board of Directors. The undersigned officer of the corporation represents and warrants he is an officer of the corporation with authority to execute this Lease on behalf of the corporation. Landlord represents and warrants that this Amendment and the undersigned's execution of same has been duly authorized and approved by all necessary partnership and corporate actions. The undersigned officer of the corporate general partner of Landlord represents and warrants that he is an officer of the corporation with authority to execute this Amendment on behalf of the corporate general partner of Landlord, and that the corporate general partner of Landlord is authorized to execute this Amendment on behalf of Landlord.

      EXCEPT as modified herein, the Lease dated July 1, 1987 and all amendments and sideletters applicable thereto covering the Premises shall remain in full force and effect as if the same had been set forth in full herein and Tenant and Landlord hereby ratify and confirm all of the terms and conditions thereof. Tenant acknowledges that it has no offsets, defenses or counterclaims to its obligations under the Lease as amended hereby.

      THIS Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

GROVE STREET ASSOCIATES OF                DONALDSON, LUFKIN & JENRETTE
JERSEY CITY LIMITED PARTNERSHIP,          SECURITIES CORPORATION,
(Landlord)                                (Tenant)

By:   Cali Sub IV, Inc.
      General Managing Partner

By:   /s/ James G. Nugent                 By:   /s/ Robert A. Yurman
      ----------------------------              --------------------------------
      James G. Nugent                           Robert A. Yurman, Vice President
      Vice President - Leasing                  Director of Administration


                                       2
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                     SCHEDULE #1 TO LEASE DATED JULY 1, 1987

LANDLORD: Grove Street Associates of Jersey City Limited Partnership

TENANT: Donaldson, Lufkin & Jenrette Securities Corporation

                            DESCRIPTION OF THE LEASE

DATE OF DOCUMENT                       DOCUMENT
----------------                       --------

July 1, 1987                           Lease
July 1, 1987                           First Amendment of the Lease
July 1, 1987                           Side Letter Amendment
June 19, 1989                          Side Letter Agreement
March 12, 1992                         Second Amendment to Lease
December 27, 1992                      Third Amendment to Lease
September 29, 1993                     Side Letter Agreement
December 23, 1993                      Fourth Amendment to Lease
May 1, 1994                            Fifth Amendment to Lease
March 9, 1995                          Sixth Amendment to Lease
June 16, 1995                          Seventh Amendment to Lease
April 4, 1996                          Eighth Amendment to Lease
April 4, 1996                          Ninth Amendment to Lease
December 31, 1996                      Tenth Amendment to Lease

                                                END

                    SCHEDULE #2 to Lease dated July 1, 1987

      Landlord: Grove Street Associates of Jersey City Limited Partnership

          Tenant: Donaldson, Lufkin & Jenrette Securities Corporation

                       Description of the LEASED PREMISES

                                        OFFICE          STORAGE       TEMPORARY
       FLOOR(S)                         SPACE            SPACE          SPACE
       --------                         -----            -----          -----

         2-9                           256,925
         10                             35,820
                                       -------
        2-10                           292,745
        Lobby                            4,800
                                       -------
Lobby, 2-10                            297,545
         11                             36,600
                                       -------
Lobby, 2-11                            334,145
Storage(kitchen)                                          8,194
Storage Space #1                                          1,800
Storage Space #2                                          3,747
Temporary Space-12th Floor                                              4,809
Storage-Temporary #1                                                      794
Storage-Temporary #2                                                      112
        14&15                           73,200
                                       -------
Subtotal                               407,345
         12A                             6,507                0             0
                                       -------           ------         -----
TOTAL S.F. AREAS                       413,852           13,741         5,715
                                       =======           ======         =====

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                                    EXHIBIT A

                              [FLOOR PLAN OMITTED]